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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed in Item 1.01 of SolarCity Corporation’s (the “Company”) Current Report on Form 8-K filed on August 17, 2016, on August 17, 2016, the Company initiated the offer and sale of a new series of Solar Bonds, the 6.50% Solar Bonds, Series 2016/13-18M (the “Offered Series”) pursuant to the Company’s previously announced Solar Bond Program.  The following affiliates of the Company have placed orders through the Company’s Platform website to purchase the Offered Securities: Elon Musk, Chairman of the Company’s Board of Directors; Lyndon Rive, the Company’s co-founder, Chief Executive Officer and a member of the Company’s Board of Directors; and Peter Rive, the Company’s co-founder, Chief Technology Officer and a member of the Company’s Board of Directors.

The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Base Indenture and each Supplemental Indenture, and the related Forms of Solar Bonds, which are included as Exhibits 4.1, 4.2 and 4.3 hereto and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2

One Hundred-and-Eighty-Second Supplemental Indenture, dated as of August 17, 2016, by and between the Company and the Trustee, related to the Company’s 6.50% Solar Bonds, 2016/13-18M (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 17, 2016).

4.3

Form of 6.50% Solar Bonds, Series 2016/13-18M (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 17, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Lyndon R. Rive
Lyndon R. Rive
Date: August 23, 2016		Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2

One Hundred-and-Eighty-Second Supplemental Indenture, dated as of August 17, 2016, by and between the Company and the Trustee, related to the Company’s 6.50% Solar Bonds, 2016/13-18M (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 17, 2016).

4.3

Form of 6.50% Solar Bonds, Series 2016/13-18M (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 17, 2016).